UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2018

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF United Kingdom
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-20-7347-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.

As previously reported, Pentair plc (“Pentair”) expects to complete the spin-off of its Electrical business, nVent Electric plc (“nVent”), on April 30, 2018, subject to the satisfaction or waiver of the conditions to the distribution.

On April 19, 2018, Pentair announced its financial results for the first quarter of 2018 and issued an earnings release, dated April 19, 2018 (the “Pentair earnings release”), which Pentair furnished as Exhibit 99.1 to Pentair’s Current Report on Form 8-K dated as of the date hereof. These financial results of Pentair, as well as the Pentair earnings release, include reported results for the Electrical business. The Pentair earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Pentair earnings release refers to certain non-GAAP financial measures for the Electrical business or nVent (core sales, segment income, return on sales, pro forma adjusted net income and pro forma adjusted diluted earnings per share) and a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in financial statements prepared in accordance with generally accepted accounting principles.

The 2018 segment income, return on sales, pro forma adjusted net income and pro forma adjusted diluted earnings per share eliminate intangible amortization, certain targeted restructuring activities, separation costs, interest expense adjustments, and certain tax items.

The term “core sales” refers to GAAP net sales excluding 1) the impact of currency translation and 2) the impact of revenue from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to divested product lines not considered discontinued operations (“acquisition sales”). The portion of GAAP net sales attributable to currency translation is calculated as the difference between (a) the period-to-period change in net sales (excluding acquisition sales) and (b) the period-to-period change in net sales (excluding acquisition sales) after applying current period foreign exchange rates to the prior year period. The term “core sales growth” refers to the measure of comparing current period core net sales with the corresponding period of the prior year.

Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. nVent believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of nVent’s underlying operations. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

ITEM 7.01	Regulation FD Disclosure.

nVent is furnishing as Exhibit 99.2 to this Current Report on Form 8-K presentation slides prepared by nVent that contain financial and other information regarding nVent, which will be used by nVent in connection with an earnings conference call to be held on the date hereof, as previously announced by Pentair.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This report contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. All projections in this report are also forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to satisfy the necessary conditions to consummate the planned separation of our Electrical business and the Water business of Pentair into two independent, publicly-traded companies (the “Separation”) on a timely basis or at all; the ability to successfully separate our business and realize the anticipated benefits from the Separation; adverse effects on our business operations or financial results as a result of the announcement or consummation of the Separation; unanticipated transaction expenses, such as litigation or legal settlement expenses; changes in tax laws; the impact of the Separation on our employees, customers and suppliers; overall global economic and business conditions impacting our businesses; the ability of our business to operate independently following the Separation; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions; competition and pricing pressures in the markets we serve; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission, including nVent’s Registration Statement on Form 10, as amended. All forward-looking statements speak only as of the date of this report. nVent assumes no obligation, and disclaims any obligation, to update the information contained in this report.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The exhibits listed in the accompanying Exhibit Index are being furnished herewith.

Exhibit Index

Exhibit Number	Description

99.1	Pentair plc press release, dated April 19, 2018, announcing earnings results for the first quarter of 2018.

99.2	Slide presentation of nVent Electric plc, dated April 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 19, 2018.

NVENT ELECTRIC PLC
Registrant

By:	/s/ Angela D. Jilek
Angela D. Jilek
Director and Secretary